Capital Disclosures	12 Months Ended
Dec. 31, 2024
Capital Disclosures [Abstract]
CAPITAL DISCLOSURES

29. CAPITAL DISCLOSURES

The Company’s financial strategy is designed to maintain compliance with the financial covenant under its Senior Secured Credit Facilities (Note 24), and to maximize returns to its shareholders and other stakeholders. The Company meets these objectives through regular monitoring of the financial covenant and operating results on a quarterly basis. The Company’s overall financial strategy remains unchanged from 2023.

The Company defines its capital as Telesat Corporation’s shareholders’ equity (comprising issued share capital, accumulated earnings and excluding reserves), non-controlling interest and debt financing (comprising indebtedness and excluding deferred financing costs, prepayment options and loss on repayment as defined in Note 24).

The Company’s capital was as follows:

As at December 31,	2024	2023
Shareholders’ equity (excluding reserves)	$526,415	$585,310
Non-controlling interest	$1,786,425	$1,737,065
Debt financing (excluding deferred financing costs, prepayment options and loss on repayment)	$3,098,058	$3,199,247

If the Revolving Facility was drawn by more than 35% of the credit facility amount, the Senior Secured Credit Facilities required the Company to comply with a first lien net leverage ratio test. As at December 31, 2023, the first lien net leverage ratio was 4.65:1.00, which was less than the maximum test ratio of 5.75:1.00. The first lien leverage ratio is no longer applicable upon the maturity in December 2024 of the Revolving Facility.

The Company’s operating results are tracked against budget on a regular basis, and this analysis is reviewed by senior management.